Exhibit 99.1
Segment Data and Reconciliation of Operating Profit (Loss) to Operating EBITDA — a Non-U.S. GAAP Measure — Unaudited

	Three Months Ended				Twelve Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
(in $ millions)	2005	2005	2005	2005	2005

Net Sales
Advanced Engineered Materials	239	223	212	213	887
Consumer Specialties	212	219	208	200	839
Industrial Specialties	206	263	305	286	1,060
Acetyl Intermediates	690	707	731	783	2,911
Other Activities [1]	12	8	6	6	32
Intersegment eliminations	(95)	(99)	(113)	(153)	(460)

Total	1,264	1,321	1,349	1,335	5,269

Operating Profit (Loss)
Advanced Engineered Materials	39	5	18	(2)	60
Consumer Specialties	24	27	21	56	128
Industrial Specialties	—	5	5	(14)	(4)
Acetyl Intermediates	143	121	76	146	486
Other Activities [1]	(83)	(33)	(38)	(30)	(184)

Total	123	125	82	156	486

Equity Earnings and Other Income/(Expense) [2]
Advanced Engineered Materials	12	16	15	11	54
Consumer Specialties	—	2	(2)	3	3
Industrial Specialties	—	—	—	—	—
Acetyl Intermediates	12	(10)	32	35	69
Other Activities [1]	(8)	18	(2)	5	13

Total	16	26	43	54	139

Other Charges and Other Adjustments [3]
Advanced Engineered Materials	1	20	4	6	31
Consumer Specialties	1	—	10	(24)	(13)
Industrial Specialties	—	2	8	1	11
Acetyl Intermediates	19	11	15	(30)	15
Other Activities [1]	45	(10)	2	3	40

Total	66	23	39	(44)	84

Depreciation and Amortization Expense
Advanced Engineered Materials	15	14	13	18	60
Consumer Specialties	12	12	7	11	42
Industrial Specialties	12	11	7	17	47
Acetyl Intermediates	17	24	35	34	110
Other Activities [1]	2	2	4	1	9

Total	58	63	66	81	268

Operating EBITDA*
Advanced Engineered Materials	67	55	50	33	205
Consumer Specialties	37	41	36	46	160
Industrial Specialties	12	18	20	4	54
Acetyl Intermediates	191	146	158	185	680
Other Activities [1]	(44)	(23)	(34)	(21)	(122)

Total	263	237	230	247	977

*Quarterly earnings for the discontinued Edmonton Methanol operations have been included in Other Charges and Other Adjustments.	18	10	4	3	35

Oxo Alcohol Divestiture	22	28	22	9	81

Total Operating EBITDA — as reported	285	265	252	256	1,058

[1]	Other Activities primarily includes corporate selling, general and administrative expenses and the results from captive insurance companies.

[2]	Includes equity earnings from affiliates, dividends from cost investments and other income/(expense).

[3]	Excludes adjustments to minority interest, net interest, taxes, depreciation, amortization and discontinued operations.

Segment Data and Reconciliation of Operating Profit (Loss) to Operating EBITDA — a Non-U.S. GAAP Measure — Unaudited

	Three Months Ended				Twelve Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
(in $ millions)	2006	2006	2006	2006	2006

Net Sales
Advanced Engineered Materials	231	230	230	224	915
Consumer Specialties	216	223	213	224	876
Industrial Specialties	311	326	335	309	1,281
Acetyl Intermediates	809	839	872	831	3,351
Other Activities [1]	5	6	5	6	22
Intersegment eliminations	(152)	(167)	(184)	(164)	(667)

Total	1,420	1,457	1,471	1,430	5,778

Operating Profit (Loss)
Advanced Engineered Materials	41	38	37	29	145
Consumer Specialties	42	47	35	41	165
Industrial Specialties	15	3	17	9	44
Acetyl Intermediates	103	120	126	107	456
Other Activities [1]	(45)	(56)	(43)	(46)	(190)

Total	156	152	172	140	620

Equity Earnings and Other Income/(Expense) [2]
Advanced Engineered Materials	14	14	14	13	55
Consumer Specialties	—	22	—	2	24
Industrial Specialties	—	(1)	—	—	(1)
Acetyl Intermediates	7	15	18	23	63
Other Activities [1]	3	(3)	10	12	22

Total	24	47	42	50	163

Other Charges and Other Adjustments [3]
Advanced Engineered Materials	(2)	(2)	—	(1)	(5)
Consumer Specialties	—	—	—	—	-
Industrial Specialties	1	10	3	2	16
Acetyl Intermediates	12	14	10	16	52
Other Activities [1]	13	15	3	(2)	29

Total	24	37	16	15	92

Depreciation and Amortization Expense
Advanced Engineered Materials	16	16	16	17	65
Consumer Specialties	11	9	9	10	39
Industrial Specialties	14	15	16	14	59
Acetyl Intermediates	23	32	23	23	101
Other Activities [1]	1	2	2	—	5

Total	65	74	66	64	269

Operating EBITDA*
Advanced Engineered Materials	69	66	67	58	260
Consumer Specialties	53	78	44	53	228
Industrial Specialties	30	27	36	25	118
Acetyl Intermediates	145	181	177	169	672
Other Activities [1]	(28)	(42)	(28)	(36)	(134)

Total	269	310	296	269	1,144

*Quarterly earnings for the discontinued Edmonton Methanol operations have been included in Other Charges and Other Adjustments.	14	12	10	16	52

Oxo Alcohol Divestiture**	—	—	26	39	65

Total Operating EBITDA — as reported	269	310	322	308	1,209

**	For comparative purposes. The Oxo Alcohol Divestiture was reflected as a discontinued operation for the three months ended March 31, 2006 and June 30, 2006 in conjunction with reporting the results for the first and second quarter of 2007.

[1]	Other Activities primarily includes corporate selling, general and administrative expenses and the results from captive insurance companies.

[2]	Includes equity earnings from affiliates, dividends from cost investments and other income/(expense).

[3]	Excludes adjustments to minority interest, net interest, taxes, depreciation, amortization and discontinued operations.

Segment Data and Reconciliation of Operating Profit (Loss) to Operating EBITDA — a Non-U.S. GAAP Measure — Unaudited

	Three Months Ended		Six Months Ended
	March 31,	June 30,	June 30,
(in $ millions)	2007	2007	2007

Net Sales
Advanced Engineered Materials	262	257	519
Consumer Specialties	269	281	550
Industrial Specialties	346	355	701
Acetyl Intermediates	839	834	1,673
Other Activities [1]	1	(5)	(4)
Intersegment eliminations	(162)	(166)	(328)

Total	1,555	1,556	3,111

Operating Profit (Loss)
Advanced Engineered Materials	36	32	68
Consumer Specialties	48	48	96
Industrial Specialties	12	(1)	11
Acetyl Intermediates	132	91	223
Other Activities [1]	(22)	(99)	(121)

Total	206	71	277

Equity Earnings and Other Income/(Expense) [2]
Advanced Engineered Materials	14	16	30
Consumer Specialties	—	35	35
Industrial Specialties	—	—	-
Acetyl Intermediates	5	18	23
Other Activities [1]	4	(2)	2

Total	23	67	90

Other Charges and Other Adjustments [3]
Advanced Engineered Materials	—	5	5
Consumer Specialties	1	8	9
Industrial Specialties	—	19	19
Acetyl Intermediates	46	11	57
Other Activities [1]	4	72	76

Total	51	115	166

Depreciation and Amortization Expense
Advanced Engineered Materials	17	17	34
Consumer Specialties	11	13	24
Industrial Specialties	14	16	30
Acetyl Intermediates	24	26	50
Other Activities [1]	2	1	3

Total	68	73	141

Operating EBITDA*
Advanced Engineered Materials	67	70	137
Consumer Specialties	60	104	164
Industrial Specialties	26	34	60
Acetyl Intermediates	207	146	353
Other Activities [1]	(12)	(28)	(40)

Total	348	326	674

*Quarterly earnings for the discontinued Edmonton Methanol operations have been included in Other Charges and Other Adjustments.	33	(2)	31

[1]	Other Activities primarily includes corporate selling, general and administrative expenses and the results from captive insurance companies.

[2]	Includes equity earnings from affiliates, dividends from cost investments and other income/(expense).

[3]	Excludes adjustments to minority interest, net interest, taxes, depreciation, amortization and discontinued operations.